UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21511

Lazard Global Total Return and Income Fund, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 6/30/21

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Global Total Return
and Income Fund, Inc.

Semi-Annual Report
June 30, 2021

Lazard Global Total Return and Income Fund, Inc.

Lazard Global Total Return and Income Fund, Inc.

Performance Overview

(unaudited)

Comparison of Changes in Value of $10,000 Investment in
LGI, the MSCI ACWI and the MSCI World/ACWI Linked Index*

Value at 06/30/21
LGI at Market Price	$30,371
LGI at Net Asset Value	25,765
MSCI ACWI	25,710
MSCI World/ACWI Linked Index	27,168

Average Annual Total Returns*
Periods Ended June 30, 2021

	One year	Five year	Ten year
Market Price	59.14%	20.29%	11.72%
Net Asset Value	40.92%	16.17%	9.93%
MSCI ACWI	39.26%	14.61%	9.90%
MSCI World/ACWI Linked Index	39.26%	14.54%	10.51%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; market price of Lazard Global Total Return and Income Fund, Inc. (the “Fund” or “LGI”) will fluctuate, so that Fund shares, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 4 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance data of the indices have been prepared from sources and data that Lazard

Lazard Global Total Return and Income Fund, Inc.

Performance Overview (concluded)

(unaudited)

Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) believes to be reliable, but no representation is made as to their accuracy. The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 50 country indices comprising 23 developed and 27 emerging markets country indices. The MSCI World/ACWI Linked Index is an unmanaged index created by the Investment Manager that links the performance of the MSCI World Index for all periods through August 31, 2016 (when the Fund changed its Global Equity Strategy) and the MSCI ACWI for all periods thereafter. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

Ten Largest Equity Holdings
June 30, 2021 (unaudited)

	Fair	Percentage of
Security	Value	Net Assets
Alphabet, Inc., Class A	$10,006,455	3.6%
Microsoft Corp.	9,571,168	3.4
Thermo Fisher Scientific, Inc.	8,615,843	3.1
IQVIA Holdings, Inc.	8,437,582	3.0
Wolters Kluwer NV	7,325,596	2.6
Aon PLC, Class A	6,588,343	2.4
Zoetis, Inc.	6,485,328	2.3
Accenture PLC, Class A	6,419,642	2.3
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	6,091,031	2.2
Tencent Holdings, Ltd.	5,882,136	2.1

Portfolio Holdings Presented by Sector
June 30, 2021 (unaudited)

Percentage of
Sector	Total Investments
Communication Services	7.0%
Consumer Discretionary	14.7
Consumer Staples	11.0
Financials	14.5
Health Care	11.6
Industrials	13.5
Information Technology	16.6
Materials	0.9
Sovereign Debt	8.6
Utilities	1.0
Short-Term Investments	0.6
Total Investments	100.0%

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments

June 30, 2021 (unaudited)

		Fair
Description	Shares	Value
Common Stocks—97.5%
Canada—6.8%
BRP, Inc.	28,431	$2,224,756
CAE, Inc. (*)	90,685	2,793,122
Canadian National Railway Co.	24,252	2,558,825
Dollarama, Inc.	68,969	3,156,906
National Bank of Canada	57,422	4,297,385
Toromont Industries, Ltd.	43,660	3,803,872
		18,834,866
China—4.0%
Alibaba Group Holding, Ltd. Sponsored ADR (*)	22,800	5,170,584
Tencent Holdings, Ltd.	78,200	5,882,136
		11,052,720
Denmark—1.9%
Carlsberg AS, Class B	16,437	3,068,583
Vestas Wind Systems AS	59,042	2,313,679
		5,382,262
France—2.5%
LVMH Moet Hennessy Louis Vuitton SE	4,808	3,775,082
Pernod Ricard SA	14,036	3,115,409
		6,890,491
Germany—2.0%
Adidas AG	7,622	2,838,195
Merck KGaA	13,667	2,623,653
		5,461,848
Hong Kong—3.8%
AIA Group, Ltd.	367,000	4,561,325
China Gas Holdings, Ltd.	1,035,200	3,158,854
Sands China, Ltd. (*)	650,800	2,741,003
		10,461,182
India—1.5%
HDFC Bank, Ltd. ADR (*)	55,673	4,070,810
Japan—4.2%
BayCurrent Consulting, Inc.	15,700	5,641,574
Nintendo Co., Ltd.	6,100	3,549,224
Shimano, Inc.	11,000	2,608,358
		11,799,156

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2021 (unaudited)

		Fair
Description	Shares	Value
Netherlands—4.1%
NXP Semiconductors NV	19,260	$3,962,167
Wolters Kluwer NV	72,886	7,325,596
		11,287,763
South Korea—1.3%
LG Household & Health Care, Ltd.	2,267	3,547,376
Spain—0.9%
Industria de Diseno Textil SA	74,247	2,616,227
Sweden—2.3%
Assa Abloy AB, Class B	69,815	2,103,449
Hexagon AB	297,405	4,409,033
		6,512,482
Switzerland—4.4%
ABB, Ltd.	114,714	3,893,908
Partners Group Holding AG	2,775	4,205,419
The Swatch Group AG	12,512	4,294,439
		12,393,766
Taiwan—2.2%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	50,691	6,091,031
United Kingdom—8.7%
Coca-Cola Europacific Partners PLC	54,852	3,253,821
Diageo PLC	113,281	5,428,823
Prudential PLC	146,025	2,770,655
RELX PLC	167,173	4,459,088
Rio Tinto PLC	32,915	2,709,788
Unilever PLC	95,626	5,593,065
		24,215,240
United States—46.9%
Accenture PLC, Class A	21,777	6,419,642
Alphabet, Inc., Class A (*)	4,098	10,006,455
Aon PLC, Class A	27,594	6,588,343
Boston Scientific Corp. (*)	75,845	3,243,132
Dollar General Corp.	21,060	4,557,173
Honeywell International, Inc.	10,925	2,396,399
Intercontinental Exchange, Inc.	44,288	5,256,986
IQVIA Holdings, Inc. (*)	34,820	8,437,582
Johnson & Johnson	33,420	5,505,611
Lowe’s Cos., Inc.	22,967	4,454,909
McDonald’s Corp.	17,573	4,059,187

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2021 (unaudited)

		Fair
Description	Shares	Value
Microsoft Corp.	35,331	$9,571,168
Motorola Solutions, Inc.	24,015	5,207,653
PTC, Inc. (*)	30,053	4,245,287
Rockwell Automation, Inc.	11,796	3,373,892
S&P Global, Inc.	11,710	4,806,370
Texas Instruments, Inc.	24,934	4,794,808
The Charles Schwab Corp.	58,084	4,229,096
The Coca-Cola Co.	97,788	5,291,309
The Procter & Gamble Co.	28,684	3,870,332
Thermo Fisher Scientific, Inc.	17,079	8,615,843
TopBuild Corp. (*)	8,684	1,717,522
Visa, Inc., Class A	23,394	5,469,985
Warner Music Group Corp., Class A	46,300	1,668,652
Zoetis, Inc.	34,800	6,485,328
		130,272,664
Total Common Stocks (Cost $170,887,317)		270,889,884
Preferred Stocks—1.0%
Brazil—1.0%
Banco Bradesco SA ADR (Cost $2,497,705)	547,360	2,807,957

	Principal
	Amount	Fair
Description	(000) («)	Value
Foreign Government Obligations—9.3%
Brazil—2.6%
Brazil NTN-F:
10.00%, 01/01/27	7,396	$1,576,211
10.00%, 01/01/29	26,360	5,632,663
		7,208,874
Dominican Republic—1.6%
Dominican Republic Bonds:
16.95%, 02/04/22 (#)	43,800	818,945
8.90%, 02/15/23 (#)	130,000	2,387,200
10.50%, 04/07/23 (#)	65,400	1,233,562
		4,439,707
Egypt—0.6%
Egypt Government Bonds, 14.40%, 09/10/29	27,500	1,698,482

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2021 (unaudited)

	Principal
	Amount	Fair
Description	(000) («)	Value
Indonesia—1.4%
sIndonesia Treasury Bonds, 8.375%, 09/15/26	50,166,000	$3,876,621
Malaysia—1.8%
Malaysia Government Bonds:
3.62%, 11/30/21	10,340	2,508,350
3.733%, 06/15/28	10,500	2,642,277
		5,150,627
Mexico—0.9%
Mexican Bonos, 7.75%, 05/29/31	49,000	2,595,613
Russia—0.4%
Russia Government Bonds - OFZ, 7.95%, 10/07/26	72,920	1,042,120
Total Foreign Government Obligations (Cost $27,145,322)		26,012,044

		Fair
Description	Shares	Value
Short-Term Investments—0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01% (7 day yield) (Cost $1,585,829)	1,585,829	$1,585,829
Total Investments—108.4% (Cost $202,116,173) (»)		$301,295,714
Liabilities in Excess of Cash and Other Assets—(8.4)%		(23,419,070)
Net Assets—100.0%		$277,876,644

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2021 (unaudited)

Forward Currency Contracts open at June 30, 2021:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CNY	36,351,625	USD	5,552,664	HSB	08/31/21	$44,602	$—
EGP	76,415,400	USD	4,770,000	CIT	07/26/21	68,443	—
HUF	1,365,707,107	USD	4,645,000	CIT	09/24/21	—	43,371
IDR	73,902,495,000	USD	4,993,074	JPM	11/08/21	4,129	—
INR	607,878,570	USD	7,954,443	CIT	10/29/21	104,400	—
KRW	2,683,410,000	USD	2,366,239	HSB	07/01/21	16,578	—
KRW	3,454,643,850	USD	3,045,000	HSB	08/25/21	11,491	—
KZT	1,482,902,050	USD	3,404,665	SCB	07/07/21	65,381	—
KZT	2,567,375,000	USD	5,875,000	SCB	09/30/21	30,193	—
MXN	167,025,050	USD	8,300,000	HSB	07/26/21	54,277	—
PEN	19,756,119	USD	5,162,974	CIT	07/30/21	—	19,557
PHP	55,415,440	USD	1,123,089	JPM	09/27/21	4,595	—
PLN	16,134,477	USD	4,359,103	JPM	08/20/21	—	126,893
RON	16,756,354	EUR	3,365,000	JPM	11/18/21	6,332	—
RUB	644,849,625	USD	8,350,000	JPM	08/05/21	418,261	—
SGD	8,922,143	USD	6,669,265	SCB	11/08/21	—	35,345
TRY	15,261,898	USD	1,916,000	JPM	07/28/21	—	186,900
USD	1,920,000	AUD	2,486,563	BNP	07/19/21	55,037	—
USD	4,554,542	BRL	24,530,762	HSB	11/26/21	—	279,809
USD	2,365,280	KRW	2,683,410,000	HSB	07/01/21	—	17,538
USD	3,456,648	KZT	1,482,902,050	SCB	07/07/21	—	13,398
USD	2,699,943	MXN	53,803,116	HSB	07/26/21	8,813	—
USD	1,750,017	TRY	15,261,898	JPM	07/28/21	20,917	—
UYU	280,562,940	USD	6,300,000	JPM	09/08/21	68,711	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$982,160	$722,811

Currency Abbreviations:
AUD	—	Australian Dollar	KZT	—	Kazakhstan Tenge	USD	—	United States Dollar
BRL	—	Brazilian Real	MXN	—	Mexican New Peso	UYU	—	Uruguayan Peso
CNY	—	Chinese Renminbi	PEN	—	Peruvian New Sol
EGP	—	Egyptian Pound	PHP	—	Philippine Peso
EUR	—	Euro	PLN	—	Polish Zloty
HUF	—	Hungarian Forint	RON	—	New Romanian Leu
IDR	—	Indonesian Rupiah	RUB	—	Russian Ruble
INR	—	Indian Rupee	SGD	—	Singapore Dollar
KRW	—	South Korean Won	TRY	—	New Turkish Lira
Counterparty Abbreviations:
BNP	—	BNP Paribas SA
CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SCB	—	Standard Chartered Bank

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2021 (unaudited)

(*)	Non-income producing security.
(«)	Principal amount denominated in respective country’s currency.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2021 these securities amounted to 1.6% of net assets.
(»)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
NTN-F	—	Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry† (as a percentage of net assets):

Common & Preferred Stocks
Aerospace & Defense	1.0%
Banks	4.0
Beverages	7.2
Building Products	0.8
Capital Markets	6.7
Communications Equipment	1.9
Electrical Equipment	3.4
Electronic Equipment, Instruments & Components	1.6
Entertainment	1.9
Gas Utilities	1.1
Health Care Equipment & Supplies	1.2
Hotels, Restaurants & Leisure	2.4
Household Durables	0.6
Household Products	1.4
Industrial Conglomerates	0.9
Insurance	5.0
Interactive Media & Services	5.7
Internet & Direct Marketing Retail	1.9
IT Services	4.3
Leisure Products	1.7
Life Sciences Tools & Services	6.1
Metals & Mining	1.0
Multiline Retail	2.8
Personal Products	3.3
Pharmaceuticals	5.3
Professional Services	6.3
Road & Rail	0.9
Semiconductors & Semiconductor Equipment	5.3
Software	5.0
Specialty Retail	2.5
Textiles, Apparel & Luxury Goods	3.9
Trading Companies & Distributors	1.4
Subtotal	98.5
Foreign Government Obligations	9.3
Short-Term Investments	0.6
Total Investments	108.4%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2021 (unaudited)

ASSETS
Investments in securities, at fair value (cost $202,116,173)	$301,295,714
Foreign currency, at fair value (cost $805,231)	796,467
Receivables for:
Dividends and interest receivable	1,063,273
Cash collateral due from broker on forward currency contracts	260,000
Gross unrealized appreciation on forward currency contracts	982,160
Total assets	$304,397,614

LIABILITIES
Cash collateral due to broker on forward currency contracts	600,000
Management fees payable	255,933
Line of credit outstanding	24,720,000
Accrued directors’ fees	3,743
Investments purchased	21
Gross unrealized depreciation on forward currency contracts	722,811
Other accrued expenses and payables	218,462
Total liabilities	$26,520,970
Net assets	$277,876,644

NET ASSETS
Paid in capital (Note 2(f))	$176,106,852
Distributable earnings (Accumulated loss)	101,769,792
Net assets	$277,876,644
Shares of common stock outstanding*	13,009,661
Net asset value per share	$21.36
Market value per share	$20.80

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2021 (unaudited)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $125,263)	$1,945,997
Interest (net of foreign withholding taxes of $63,078)	775,575
Total investment income	2,721,572

Expenses:
Management fees (Note 3)	1,509,915
Professional services	209,468
Custodian fees	38,301
Administration fees	25,853
Stockholders’ reports	24,831
Stockholders’ meeting	21,003
Stockholders’ services	15,455
Directors’ fees and expenses	7,863
Other	50,007
Total expenses before interest expense	1,902,696
Interest expense	68,978
Total expenses	1,971,674
Net investment income (loss)	749,898

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,246,906
Foreign currency transactions	(21,698)
Forward currency contracts	2,028,762
Total net realized gain (loss)	12,253,970
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $14,443)	19,205,359
Foreign currency translations	(16,867)
Forward currency contracts	(2,078,463)
Total net change in unrealized appreciation (depreciation)	17,110,029
Net realized and unrealized gain (loss)	29,363,999
Net increase (decrease) in net assets resulting from operations	$30,113,897

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30, 2021 (unaudited)	December 31, 2020
INCREASE IN NET ASSETS

Operations:
Net investment income (loss)	$749,898	$1,419,199
Net realized gain (loss)	12,253,970	7,355,992
Net change in unrealized appreciation (depreciation)	17,110,029	27,312,267
Net increase (decrease) in net assets resulting from operations	30,113,897	36,087,458

Distributions to Stockholders (Note 2(f)):
Net investment income and net realized gains	(8,986,033)	(8,342,281)
Return of capital	—	(8,277,821)
Net decrease in net assets resulting from distributions	(8,986,033)	(16,620,102)
Total increase (decrease) in net assets	21,127,864	19,467,356
Net assets at beginning of period	256,748,780	237,281,424
Net assets at end of period	$277,876,644	$256,748,780

Transactions in Capital Shares:
Common shares outstanding at beginning of period	13,009,661	13,009,661
Common shares outstanding at end of period	13,009,661	13,009,661

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2021 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$30,113,897
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities
(Increase) Decrease in dividends and interest receivable	(130,340)
Increase (Decrease) in cash collateral due to broker on forward currency contracts	(1,550,000)
Accretion of bond discount and amortization of bond premium, net	119,038
Increase (Decrease) in other accrued expenses and payables	(103,400)
Net realized (gain) loss on investments, foreign currency transactions and forward currency contracts	(12,253,970)
Net change in unrealized (appreciation) depreciation on investments, foreign currency translations and forward currency contracts	(17,110,029)
Net settlement of foreign currency contracts	2,028,762
Purchases of long-term investments	(32,699,078)
Proceeds from disposition of long-term investments	32,002,468
Proceeds from disposition of short-term investments, net	3,838,056
Net cash provided by (used in) operating activities	4,255,404

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(8,986,033)
Gross drawdowns in line of credit balance	5,070,000
Net cash provided by (used in) financing activities	(3,916,033)

Effect of exchange rate changes on cash	(38,565)
Net increase (decrease) in cash and foreign currency	300,806

Cash, restricted cash and foreign currency:*
Beginning balance	495,661
Ending balance	$796,467

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$(108,626)

*	Includes foreign currency of $495,661 and $796,467 as of December 31, 2020 and June 30, 2021, respectively.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months
	Ended	Year Ended
	6/30/21†	12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
Net asset value, beginning of period	$19.74	$18.24	$15.22	$19.81	$15.72	$15.26
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.11	0.41	0.25	0.21	0.40 ^
Net realized and unrealized gain (loss)	2.25	2.67	3.68	(2.13)	4.86	1.01
Total from investment operations	2.31	2.78	4.09	(1.88)	5.07	1.41
Less distributions from (Note 2(f)):
Net investment income	(0.69)	(0.07)	(0.24)	(0.26)	(0.98)	(0.77)
Net realized gains	—	(0.57)	—	(1.32)	—	—
Return of capital	—	(0.64)	(0.83)	(1.13)	—	(0.18)
Total distributions	(0.69)	(1.28)	(1.07)	(2.71)	(0.98)	(0.95)
Net asset value, end of period	$21.36	$19.74	$18.24	$15.22	$19.81	$15.72
Market value, end of period	$20.80	$17.81	$16.55	$13.62	$18.00	$13.74
Total Return based upon (a):
Net asset value	11.90%	16.75%	27.44%	–9.80%	33.07%	9.75%^
Market value	20.98%	17.26%	30.09%	–9.81%	39.20%	13.02%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$277,877	$256,749	$237,281	$146,200	$190,304	$150,958
Ratios to average net assets (b):
Net expenses	1.49%	1.81%	2.05%*	1.82%	1.72%	1.72%^
Total expenses	1.49%	1.81%	2.05%*	1.82%	1.72%	1.73%
Net investment income (loss)	0.57%	0.64%	1.06%	1.32%	1.15%	2.69%^
Portfolio turnover rate	11%	23%	29%**	35%	42%	103%
Asset coverage per $1,000 of loan outstanding (c)	$12,241	$14,066	$8,913	$6,834	$9,323	$7,162
Bank borrowing outstanding (in thousands)	$24,720	$19,650	$29,986	$25,058	$22,865	$24,500

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Financial Highlights (concluded)

Selected data for a share of common stock outstanding throughout each period

†	Unaudited.
^	Refer to Note 4 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Fund in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.07% impact on the total return of the Fund. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Fund.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sale of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sale of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the market price of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and line of credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the line of credit outstanding and multiplying the result by 1,000.
*	Includes costs associated with the Fund’s reorganization. Without these costs net expenses and total expenses each would have been 2.00%.
**	Portfolio turnover rate excludes from purchases the cost of long-term investments transferred in-kind from the reorganization. There was no impact to the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements

June 30, 2021 (unaudited)

1. Organization

Lazard Global Total Return and Income Fund, Inc. was incorporated in Maryland on January 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LGI and commenced operations on April 28, 2004. The Fund’s investment objective is total return, consisting of capital appreciation and income.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with US Generally Accepted Accounting Principles (“GAAP”). The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s NAV per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities trading in a particular non-US country or countries, may not take place on all business days in New York and on which the NAV of the Fund is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Fund’s Board of Directors (the “Board”). The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts (“ADRs”) or futures contracts. Certain non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leverage—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”). The Investment Manager will generally evaluate the allocation of Fund assets between Global Equity Investments (defined below) and Currency Investments (defined below) at least monthly. It is therefore possible that the Fund’s allocation to Currency Investments will, at times, exceed 33⅓% of Total Leveraged Assets.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the period ended June 30, 2021, the Fund, traded in forward currency contracts.

(e) Federal Income Taxes—The Fund’s policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

At December 31, 2020, the Fund had $6,629,828 in unused short-term realized capital loss carryovers and $7,786,971 in unused long-term realized capital loss carryovers, which for federal income tax purposes, could be used to offset future realized capital gains with no expiration date. The unused realized capital loss carryovers above include amounts acquired from Lazard World Dividend and Income Fund, Inc. (which traded on the NYSE under the ticker symbol LOR and was acquired by the Fund on December 3, 2019) and may be subject to future limitations.

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2020, the Fund had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$202,116,173	$102,149,203	$2,710,313	$99,438,890

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(f) Dividends and Distributions—The Fund intends to declare and pay dividends monthly. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; but may be distributed more frequently.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, currency straddles, adjustments in relation to any reorganizations, return of capital distributions and wash sales. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Pursuant to the Fund’s Level Distribution Policy, which seeks to maintain a stable monthly distribution, the Fund’s Board has authorized the Fund to make regular monthly distributions at a fixed rate per share equal to, on an annualized basis, 7% of the Fund’s net asset value per share at the close of the market on the last business day of the previous calendar year, resulting in a monthly distribution of $0.11512 per share in the current year. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets as a return of capital. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions. These monthly distribution authorizations may be revoked, suspended or modified by the Board.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”) in excess of the number of such distributions per year permitted by the 1940 Act and which could lessen the amount of distributions deemed to be returns of capital. As a result, the Fund may in the future, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid throughout the year, the Fund issues any required notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”), each stating that the Fund has distributed more than its then-current net investment income. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.lazardassetmanagement.com.

The amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investments during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc. and Lazard Retirement Series, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund primarily on the basis of relative net assets.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of the Fund and the assets of the Fund including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies, and restrictions, and provides the Fund with administrative, operational and compliance assistance services.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.85% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2021, the effective annualized management fee, as a percentage of the Fund’s average net assets, was 1.14%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (collectively “Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in Global Equity Investments for the purposes of making Currency Investments. “Global Equity Investments” refers to investments in the Fund’s global equity strategy generally consisting of approximately 60 to 80 US and non-US equity securities, including ADRs, generally of companies with market capitalizations greater than $2 billion, and may include investments in emerging markets. “Currency Investments” are investments in emerging market currencies (primarily by entry into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, and also may include debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of the financial exposure represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.28% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in Global Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in Global Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed- end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in Global Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments.

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
Global Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.85%)	$12.75	$8.50

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration, Custody, and Transfer Agency Agreements

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016.

Computershare Trust Company, N.A. is the Fund’s transfer agent and registrar, while Computershare, Inc. acts as the Fund’s dividend disbursing agent.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. For 2021, the annual compensation for each Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) for the Lazard Fund Complex) is comprised of: (1) an annual retainer of $237,000, (2) an additional annual retainer of $33,700 to the lead Independent Director, and (3) an additional annual retainer of $23,500 to the Audit Committee Chair. The Independent Directors may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ compensation and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statement of Operations shows the Independent Directors’ compensation and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2021 were $32,613,684 and $31,981,346, respectively.

For the period ended June 30, 2021, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $50 million credit agreement (the “Credit Agreement”) with State Street primarily to borrow to invest Fund assets in Currency investments other than Currency Commitments. The Fund may borrow the lesser of $50 million or 33⅓% of its Total Leveraged Assets. The interest rate on Borrowings is, at the Fund’s option, either: (1) the highest of (a) the Federal Funds rate (but not less than 0.0%) plus 0.90%, or (b) the overnight London Interbank Offered Rate (“LIBOR”) (but not less than 0.0%) plus 0.90%; or (2) LIBOR (but not less than 0.0% and adjusted for reserves) plus 0.90% for interest periods of 30 days as requested by the Fund. Should LIBOR no longer be available, any loans then outstanding shall, at the Fund’s option, either be converted to the Federal Funds rate plus 0.90% or otherwise repaid; any new loans after LIBOR is no longer available shall accrue interest at the Federal Funds rate plus 0.90%. Under the Credit Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment line amount (0.25% per annum if the unused portion is less than 25% of the $50 million committed line amount), payable quarterly in arrears. During the period ended June 30, 2021, the Fund had Borrowings under the Credit Agreement as follows.

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate
$21,286,188	$24,720,000	0.99%

*	For the 181 days Borrowings were outstanding.

Management believes that the fair value of the liabilities under the Credit Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Federal Funds rate and the LIBOR rate. The Borrowings outstanding under the Credit Agreement as of June 30, 2021 are categorized as Level 2.

8. Investment Risks

Not all risks applicable to an investment in the Fund are described below. Please see the Fund’s most recent Annual Report, dated as of December 31, 2020, for further information regarding the Fund’s investment strategy and related risks.

(a) Market Risk—The Fund’s investment portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, the Fund’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity,

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

(b) Leverage Risk—Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of common stock and, with respect to Borrowings, the possibility either that the Fund’s return will fall if the interest rate on any Borrowings rises, or that income will fluctuate because the interest rate of Borrowings varies. To the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s Currency Investments, the benefit of leverage to stockholders is reduced, and if the then-current cost of any leverage were to exceed the net return on the Fund’s Currency Investments, the Fund’s leveraged capital structure would result in a lower rate of return than if the Fund were not so leveraged. There is no assurance that any leverage strategy the Fund employs will be successful.

If the market value of the Fund’s Currency Investments declines, the leverage will result in a greater decrease in net asset value, or a lower increase in net asset value, than if the Fund were not leveraged. A greater net asset value decrease may be expected to cause a greater decline in the market price for the Fund’s common stock.

(c) Non-US Investments Risk—The performance of the Fund’s investment portfolio will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(d) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have histor-

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

ically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Currency Investments entail the general risks of investing in non-US issuers to a heightened degree.

(e) Foreign Currency Risk—Investments in currencies other than US dollars, or denominated in currencies other than US dollars, may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. In addition, such investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

(f) Forward Currency Contracts Risk—Forward currency contracts may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contacts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all of a portion of their value due solely to the creditworthiness of or default by the counterparty.

Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on the performance of the Fund’s portfolio. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains. Successful use of forward currency contracts is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates. Use of forward currency contracts may cause the Fund’s investment portfolio to experience losses greater than if the Fund had not engaged in such transactions.

The SEC recently adopted Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds and may require the Fund to alter, perhaps materially, its use of derivatives.

(g) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility and decreased liquidity and, as a result, bonds and other debt securities may be harder to value or to readily sell at prices at or near their perceived value.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Fund may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

(h) Sovereign Debt Risk—Investments in non-US sovereign debt obligations create exposure to the direct or indirect consequences of political, social or economic conditions and events in the countries that issue the obligations and involve special risks not present in investments in US government debt or debt of corporate issuers. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of US government debt or debt of corporate issuers and there may be limited secondary market liquidity. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. Sovereign debt risk is increased for emerging market issuers, and certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness. Certain emerging market countries have declared moratoria on the payment of principal and interest on their sovereign debt.

(i) Focused Investing Risk—The Fund’s Global Equity Investments consist of investments in a smaller number of issuers than other, more diversified investment funds. As a result, the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Fund’s Global Equity Investments consisted of securities issued by a larger number of issuers.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

(j) Fund Distribution Risk—Pursuant to the Fund’s distribution policy, the Fund intends to make regular distributions on its shares of common stock. To the extent the total monthly distributions for a year exceed the Fund’s net investment income and net realized capital gain, the excess will generally be treated as a return of capital up to the amount of a stockholder’s tax basis in the Fund’s common stock. Any distributions which constitute a return of capital will reduce a stockholder’s tax basis in the Fund’s common stock, thereby increasing such stockholder’s potential gain or reducing potential loss on the sale of the Fund’s common stock. In addition, such excess distributions will decrease the Fund’s assets and may increase the Fund’s expense ratio. To make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. Any amounts distributed to a stockholder in excess of the stockholder’s basis in the Fund’s common stock will generally be taxable to the stockholder as capital gain.

(k) Market Discount from Net Asset Value—Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether an investor will realize gains or losses upon the sale of the Fund’s common stock will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock will be determined by factors such as relative supply of and demand for the Fund’s common stock in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Fund’s common stock will trade at, below or above net asset value or at, below or above the price at which an investor bought shares of the Fund’s common stock. The Fund’s common stock is designed primarily for long-term investors, and investors should not view the Fund as a vehicle for trading purposes.

(l) Cybersecurity Risk—The Fund and its service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to the Fund’s investment trading; interference with the Fund’s ability to calculate its NAV; the inability of Fund stockholders to transact in shares of the Fund’s common stock; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

The following table summarizes the valuation of the Fund’s assets and liabilities by each fair value hierarchy level as of June 30, 2021:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2021
Assets:
Common Stocks*
Canada	$18,834,866	$—	$—	$18,834,866
China	5,170,584	5,882,136	—	11,052,720
Denmark	—	5,382,262	—	5,382,262
France	—	6,890,491	—	6,890,491
Germany	—	5,461,848	—	5,461,848
Hong Kong	—	10,461,182	—	10,461,182
India	4,070,810	—	—	4,070,810
Japan	—	11,799,156	—	11,799,156
Netherlands	3,962,167	7,325,596	—	11,287,763
South Korea	—	3,547,376	—	3,547,376
Spain	—	2,616,227	—	2,616,227
Sweden	—	6,512,482	—	6,512,482
Switzerland	—	12,393,766	—	12,393,766
Taiwan	6,091,031	—	—	6,091,031
United Kingdom	3,253,821	20,961,419	—	24,215,240
United States	130,272,664	—	—	130,272,664
Preferred Stocks*
Brazil	2,807,957	—	—	2,807,957
Foreign Government
Obligations*	—	26,012,044	—	26,012,044
Short-Term Investments	1,585,829	—	—	1,585,829
Other Financial Instruments†
Forward Currency Contracts	—	982,160	—	982,160
Total	$176,049,729	$126,228,145	$—	$302,277,874
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(722,811)	$—	$(722,811)

*	Please refer to Portfolio of Investments and Notes to Portfolio of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

11. Derivative Instruments

During the period ended June 30, 2021, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average amounts purchased	$83,500,000
Average amounts sold	$13,800,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2021:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$ 982,160

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$ 722,811

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2021 was:
Net Realized Gain (Loss) from:		Total
Forward currency contracts		$2,028,762

Net Change in Unrealized Appreciation (Depreciation) on:		Total
Forward currency contracts		$(2,078,463)

As of June 30, 2021, the Fund held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the Fund is presented in the below table, as of June 30, 2021:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$982,160	$ —	$982,160

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2021 (unaudited)

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts
	of Assets
	Presented in
	the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Received (a)	Derivative Assets
BNP Paribas SA	$55,037	$—	$—	$55,037
Citibank NA	172,843	(62,928)	(109,915)	—
HSBC Bank USA NA	135,761	(135,761)	—	—
JPMorgan Chase Bank NA	522,945	(313,793)	(209,152)	—
Standard Chartered Bank	95,574	(48,743)	—	46,831
Total	$982,160	$(561,225)	$(319,067)	$101,868

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts	in the Statement of	in the Statement of
Description	of Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$722,811	$ —	$722,811

		Amounts Not Offset
		in the Statement of
		Assets and Liabilities
	Net Amounts
	of Liabilities
	Presented in
	the Statement of	Financial	Collateral	Net Amounts of
Counterparty	Assets and Liabilities	Instruments	Pledged (a)	Derivative Liabilities
Citibank NA	$62,928	$(62,928)	$—	$—
HSBC Bank USA NA	297,347	(135,761)	(161,586)	—
JPMorgan Chase Bank NA	313,793	(313,793)	—	—
Standard Chartered Bank	48,743	(48,743)	—	—
Total	$722,811	$(561,225)	$(161,586)	$—

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

12. Common Stock

The Fund may repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer, the ability of the Fund to raise cash to repurchase shares of its common stock in a tax efficient manner and general market conditions.

Lazard Global Total Return and Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2021 (unaudited)

13. Accounting Pronouncements

On March 12, 2020, the Financial Accounting Standards Board concluded its reference rate reform project with the issuance of Accounting Standards Update No. 2020- 04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU No. 2020-04”). ASU No. 2020-04 provides elective temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank offered based reference rates as of the end of 2021. ASU No. 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU No. 2020-04.

14. Subsequent Events

Management has evaluated subsequent events potentially affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

Lazard Global Total Return and Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 23, 2021, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	Two Class I Directors, each to serve for a three-year term expiring at the 2024 Annual Meeting and until his successor is duly elected and qualified.

Director	For	Withhold Authority
Nathan A. Paul	11,205,138	122,523
Robert M. Solmson	11,177,776	149,885

Lazard Global Total Return and Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Board Consideration of Management Agreement

At meetings of the Board held on May 26, 2021 and June 23, 2021, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written materials provided in advance of the meetings, including, at the June 23, 2021 meeting, additional information requested by the Independent Directors at the May 26, 2021 meeting.

Services Provided

The Investment Manager’s materials addressed, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 35 active funds comprised approximately $26 billion ($355 million (leveraged) of which was in the Fund) of the approximately $265 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2021).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its stockholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio manage-

ment, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience and its marketing and stockholder servicing activities on behalf of the Fund. The Board accepted the assertion of representatives of the Investment Manager that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $355 million (leveraged) Fund not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

Strategic Insight Advisory Fee and Expense Ratio Comparisons. The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, including, among other information, the Fund’s contractual advisory fee (i.e., without giving effect to any fee waivers1) and net expense ratio (i.e., after giving effect to any expense limitation agreed to by the Investment Manager1), each on both an unleveraged (“common assets”) and leveraged (“managed assets”) basis2 to those of:

•	a group of leveraged closed-end funds not advised by the Investment Manager selected by Strategic Insight as comparable, for expense comparison purposes, to the Fund in terms of relevant criteria as appropriate (the “Expense Peer Group”3); and

•	the closed-end funds within the broad category of funds to which the Fund has been assigned by Morningstar, Inc., an independent third party service that ranks and rates funds (“Morningstar”), with certain exclusions as specified by Strategic Insight (the “Expense Category”).

Representatives of the Investment Manager discussed the results of the Strategic Insight advisory fee and net expense ratio comparisons with the Board, which showed that, on both a managed assets basis and a common assets basis, the advisory fee and net

[1]	There is currently no fee waiver or expense limitation in place for the Fund.

[2]	Since all Fund stockholders hold the same class of stock of the leveraged portfolio (the “managed assets”), only the managed assets comparisons are relevant to the expenses borne by Fund stockholders.

[3]	The Strategic Insight materials outlined the process for constructing the Expense Peer Group, as well the Expense Category, Performance Peer Group and Performance Category (all as defined herein). Representatives of the Investment Manager and independent legal counsel had previously discussed with the Board in further detail the methodologies used by Strategic Insight in constructing the Expense Peer Group, Expense Category, Performance Peer Group and Performance Category, including how the methodologies could affect the results of the comparisons. The Board noted assertions by representatives of the Investment Manager regarding the lack of comparability of funds within the Expense Peer Group, Expense Category, Performance Peer Group and Performance Category due to what the Investment Manager believes is a unique strategy employed by the Fund of achieving leverage through currency investments.

expense ratio of the Fund (including investment-related expenses) were all below those of the medians of the Expense Peer Group funds and the net expense ratio of the Fund (excluding investment-related expenses) was equal to the corresponding medians of the Expense Peer Group funds.

Other Accounts Advisory Fee Comparisons. Representatives of the Investment Manager advised the Board that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Strategic Insight Performance Comparisons. The Board reviewed information prepared by Strategic Insight including, among other information, the Fund’s net asset value performance for the one-, three-, five- and ten-year periods ended March 31, 2021 compared to performance for the same time periods of:

•	a group of closed-end funds not advised by the Investment Manager selected by Strategic Insight as comparable, for performance comparison purposes, to the Fund in terms of relevant criteria as appropriate (the “Performance Peer Group”);

•	the closed-end funds within the broad category of funds to which the Fund has been assigned by Morningstar (the “Performance Category”); and

•	the Fund’s benchmark index.

When evaluating the performance of the Fund, the Board considered Strategic Insight’s performance analysis, along with other information provided by the Investment Manager, including additional information regarding performance expectations, as well as additional perspectives in information prepared by, and in discussions with, representatives of the Investment Manager. The Board also received, and would continue to receive, regular updates and/or additional information from the Investment Manager regarding periods of relative underperformance or when the Fund was otherwise not performing in accordance with expectations.

Fee Calculation4

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in Global Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

[4]	Capitalized but undefined terms in this section have the meanings ascribed in note 3 to the financial statements.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

The Board also considered the disclosure included in the Fund’s annual and semi-annual reports (e.g., note 3 in the notes to the financial statements in this report) regarding the Fund’s methodology of calculating the Investment Manager’s fee, stating that this methodology is different from the way closed-end investment companies typically calculate management fees and explaining the risk of potential conflicts associated with the management fee calculation methodology. In addition, the Board also considered that, to evaluate possible conflicts of interest that may arise from the fee calculation methodology, the Investment Manager had adopted procedures that included certain provisions agreed with the Board, including quarterly reporting and certification to the Board. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability

The Board reviewed information prepared by the Investment Manager concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates for the calendar year ended December 31, 2020 and the Investment Manager’s cost allocation methodology to compute an estimate of the

Fund’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant benefits from the Investment Manager acting as investment manager to the Fund other than the benefit of soft dollar commissions received in connection with the management of the Fund.

The profitability percentage was within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. The Board (1) considered the Investment Manager’s estimated profitability percentage with respect to the Fund as part of their evaluation of the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability percentage in light of the relevant circumstances for the Fund, including that the Fund had acquired significant assets from the merger on December 3, 2019 of another closed-end fund managed by the Investment Manager into the Fund, and considered the impact of the increased assets on the Investment Manager’s estimated profitability percentage with respect to the Fund.

Conclusions and Determinations

At the conclusion of these discussions, the Board expressed the opinion that it had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $265 billion global asset management business.

•	The Board concluded that the Fund’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided.

•	The Board, after considering the information provided and the totality of the relevant circumstances for the Fund, accepted management’s assertions that the Fund was generally performing in accordance with expectations.

•	It was noted that the Fund is a closed-end fund without daily inflows and outflows of capital. The Board recognized that economies of scale may be realized, particularly if the assets of the Fund increase, and determined that it would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above, in addition to information provided by the Investment Manager throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Fund in comparison to a benchmark performance index over various time periods as well as information regarding the expected pattern of performance for the Fund in different market conditions; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Investment Manager and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard Global Total Return and Income Fund, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza
New York, New York 10112-6300

Telephone: 800-823-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210-1641

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, Rhode Island 02940-3010

Dividend Disbursing Agent

Computershare, Inc.

P.O. Box 30170

College Station, Texas 77842-3170

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

www.proskauer.com

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www. lazardassetmanagement.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.
We Recycle
Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. FP10000	This document is printed on recycled paper.

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report. A description of these procedures can be found in the proxy statement for the Registrant’s most recent stockholder meeting, which is available at www.sec.gov.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Global Total Return and Income Fund, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date August 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date August 25, 2021

By /s/ Christopher Snively

Christopher Snively

Chief Financial Officer

Date August 25, 2021